Warrant No. JH-1

GLOBAL ARENA HOLDING, INC.

WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:00 P.M. EASTERN TIME ON THE EXPIRATION DATE

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "**Act**"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR WITHOUT DELIVERING AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

FOR VALUE RECEIVED, GLOBAL ARENA HOLDING, INC., a Delaware corporation (the "**Company**"), hereby agrees to sell upon the terms and on the conditions hereinafter set forth, at any time commencing on the date hereof but no later than 5:00 p.m., Eastern Time, on November 29, 2018 (the "**Expiration Date**"), to Jia Hui New Climate Investment Ltd, or his, her or its registered assigns (the "**Holder**"), under the terms as hereinafter set forth, six million (6,000,000) fully paid and non-assessable shares of the Company's common stock, par value $0.001 per share (the "**Common Stock**"), at a purchase price per share of $0.25 (the "**Warrant Price**"), pursuant to the terms and conditions set forth in this warrant (this "**Warrant**"). The number of shares of Common Stock issued upon exercise of this Warrant ("**Warrant Shares**") and the Warrant Price are subject to adjustment in certain events as hereinafter set forth.

1. Exercise of Warrant.

(a) The Holder may exercise this Warrant according to the terms and conditions set forth herein by delivering to the Company, at the address set forth in Section 10 prior to 5:00 p.m., Eastern Time, on the Expiration Date (i) this Warrant, (ii) the Subscription Form attached hereto as Exhibit A-1 (the "**Subscription Form**") (having then been duly executed by the Holder) and (iii) cash, a certified check or a bank draft in payment of the purchase price in lawful money of the United States of America, , or confirmation of payment into the Company's bank account, for the number of Warrant Shares specified in the Subscription Form.

(b) This Warrant may be exercised in whole or in part so long as any exercise in part hereof would not involve the issuance of fractional Warrant Shares. If exercised in part, the Company shall deliver to the Holder a new Warrant, identical in form to this Warrant, in the name of the Holder, or such other name or names as the Holder shall specify ("the **Name**"), evidencing the right to purchase the number of Warrant Shares as to which this Warrant has not been exercised, which new Warrant shall be signed by a Director of the Company. The term Warrant as used herein shall include any subsequent Warrant issued as provided herein.

(c) No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant. The Company shall pay cash in lieu of such fractional Warrant Shares. The price of a fractional Warrant Share shall equal the product of (i) the closing price of the Common Stock on the exchange or market on which the Common Stock is then traded (if the Common Stock is not then publicly traded, then upon the fair market value per share of the Common Stock (as determined by the Company's Board of Directors)), and (ii) the applicable fraction.

(d) In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for Warrant Shares so purchased, registered in the name of the Holder on the stock transfer books of the Company, or other such other party as the Holder shall specify ("the **Nominee**") , shall be delivered to the Holder or Nominee, as applicable, within a reasonable time after such rights shall have been so exercised, unless shares of Common Stock of the Company are uncertificated and maintained in book-entry form, in which case such Warrant Shares shall only be registered in the name of the Holder or Nominee, as applicable, on the stock transfer books of the Company. The person or entity in whose name any certificate for Warrant Shares is issued or, if uncertificated, Warrant Shares recorded, upon exercise of the rights represented by this Warrant shall for all purposes be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate or recordation, if applicable, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the Company's stock

transfer books are open. Except as provided in Section 4 hereof, the Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Warrant Shares on exercise of this Warrant.

2. Disposition of Warrant Shares and Warrant.

(a) The Holder hereby acknowledges that: (i) this Warrant and any Warrant Shares purchased pursuant hereto are not being registered (A) under the Securities Act of 1933, as amended (the "**Act**"), on the ground that the issuance of this Warrant is exempt from registration under Section 4(2) of the Act as not involving any public offering, or (B) under any applicable state securities law because the issuance of this Warrant does not involve any public offering; and (ii) that the Company's reliance on the registration exemption under Section 4(2) of the Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder. The Holder represents and warrants that he, she or it is acquiring this Warrant and will acquire Warrant Shares for investment for his, her or its own account, with no present intention of dividing his, her or its participation with others or reselling or otherwise distributing this Warrant or Warrant Shares.

(b) The Holder hereby agrees that it will not sell, transfer, pledge or otherwise dispose of (collectively, "**Transfer**") all or any part of this Warrant and/or Warrant Shares unless and until he, she or it shall first have given notice to the Company describing such Transfer and furnished to the Company (i) a statement from the transferee, whereby the transferee represents and warrants that he, she or it is acquiring this Warrant and will acquire Warrant Shares, as applicable, for investment for his, her or its own account, with no present intention of dividing his, her or its participation with others or reselling or otherwise distributing this Warrant or Warrant Shares, as applicable, and either (ii) an opinion, reasonably satisfactory to counsel for the Company, of counsel (skilled in securities matters, selected by the Holder and reasonably satisfactory to the Company) to the effect that the proposed Transfer may be made without registration under the Act and without registration or qualification under any state law, or (iii) an interpretative letter from the U.S. Securities and Exchange Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act.

(c) If, at the time of issuance of Warrant Shares, no registration statement is in effect with respect to such shares under applicable provisions of the Act, the Company may, at its election, require that (i) the Holder provide written reconfirmation of the Holder's investment intent to the Company, and (ii) any stock certificate evidencing Warrant Shares shall bear legends reading substantially as follows:

> "THE SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE WARRANT PURSUANT TO WHICH THESE SHARES WERE PURCHASED FROM THE COMPANY. COPIES OF SUCH RESTRICTIONS ARE ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. NO TRANSFER OF SUCH SHARES OR OF THIS CERTIFICATE (OR OF ANY SHARES OR OTHER SECURITIES (OR CERTIFICATES THEREFOR) ISSUED IN EXCHANGE FOR OR IN RESPECT OF SUCH SHARES) SHALL BE EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS SET FORTH IN THE WARRANT HAVE BEEN COMPLIED WITH."
>
> "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT."

In addition, so long as the foregoing legend may remain on any stock certificate evidencing Warrant Shares, the Company may maintain appropriate "stop transfer" orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.

3. Reservation of Shares.

The Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of the Common Stock as shall be required for issuance upon exercise of this Warrant. The Company further agrees that all Warrant Shares will be duly authorized and will, upon issuance and payment of the exercise price therefor, be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and encumbrances with respect to

the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

4. Exchange, Transfer or Assignment of Warrant.

Subject to Section 2, this Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of the Company of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of Warrant Shares purchasable hereunder. Subject to Section 2, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form attached hereto as Exhibit A-2 (the "**Assignment Form**") duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in the Assignment Form and this Warrant shall promptly be canceled. Subject to Section 2, this Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

5. Capital Adjustments. This Warrant is subject to the following further provisions:

(a) Recapitalization, Reclassification and Succession. If any recapitalization of the Company or reclassification of its Common Stock or any merger or consolidation of the Company into or with a corporation or other business entity, or the sale or transfer of all or substantially all of the Company's assets or of any successor corporation's assets to any other corporation or business entity (any such corporation or other business entity being included within the meaning of the term "successor corporation") shall be effected, at any time while this Warrant remains outstanding and unexpired, then, as a condition of such recapitalization, reclassification, merger, consolidation, sale or transfer, lawful and adequate provision shall be made whereby the Holder of this Warrant thereafter shall have the right to receive upon the exercise hereof as provided in Section 1 and in lieu of the Warrant Shares immediately theretofore issuable upon the exercise of this Warrant, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for the number of outstanding shares of Common Stock equal to the number of Warrant Shares immediately theretofore issuable upon the exercise of this Warrant had such recapitalization, reclassification, merger, consolidation, sale or transfer not taken place, and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

(b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the number of Warrant Shares purchasable upon exercise of this Warrant shall be proportionately adjusted.

(c) Stock Dividends and Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall issue or pay the holders of its Common Stock, or take a record of the holders of its Common Stock for the purpose of entitling them to receive, a dividend payable in, or other distribution of, Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock that Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto.

(d) Price Adjustments. Whenever the number of Warrant Shares purchasable upon exercise of this Warrant is adjusted pursuant to Sections 5(a), 5(b) or 5(c), the then applicable Warrant Price shall be proportionately adjusted.

(e) Certain Shares Excluded. The number of shares of Common Stock outstanding at any given time for purposes of the adjustments set forth in this Section 5 shall exclude any shares then directly or indirectly held in the treasury of the Company.

(f) Deferral and Cumulation of De Minimis Adjustments. The Company shall not be required to make any adjustment pursuant to this Section 5 if the amount of such adjustment would be less than one percent (1%) of the Warrant Price in effect immediately before the event that would otherwise have given rise to such adjustment. In such case, however, any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than one percent (1%) of the Warrant Price in effect immediately before the event giving rise to such next subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue fractional Warrant Shares or fractional portions of any securities upon the exercise of the Warrant.

(g) Duration of Adjustment. Following each computation or readjustment as provided in this Section 5, the new adjusted Warrant Price and number of Warrant Shares purchasable upon exercise of this Warrant shall remain in effect until a further computation or readjustment thereof is required.

6. Notice to Holders.

(a) Notice of Record Date. In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation with or merger of the Company into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

(iii) of any voluntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will mail or cause to be mailed to the Holder hereof at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution or winding-up. Such notice shall be mailed at least ten (10) calendar days prior to the record date therein specified, or if no record date shall have been specified therein, at least ten (10) days prior to such specified date.

(b) Certificate of Adjustment. Whenever any adjustment shall be made pursuant to Section 5 hereof, the Company shall promptly make available and have on file for inspection a certificate signed by its Director, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price and number of Warrant Shares purchasable upon exercise of this Warrant after giving effect to such adjustment.

7. Holder's Acknowledgements and Representations. As of the date hereof and any date on which the Holder exercises its right to purchase Warrant Shares, the Holder hereby acknowledges and represents to the Company as follows:

(a) Speculative Nature of an Investment in the Company. The Holder understands that his, her or its investment in the Warrant, and any Warrant Shares acquired through the exercise hereof, (collectively, "Securities"), is a speculative investment that involves a high degree of risk and the potential loss of his, her or its entire investment and, in particular, acknowledges that the Company has a limited operating history and is engaged in a highly competitive business. The acquisition of Securities would be unsuitable for a person who cannot afford to sustain such a loss.

(b) Risks Related to the Company's Business and the Securities.

(i) Limited Working Capital. The Company has minimal working capital with which to execute its business plan. The Company anticipates needing additional working capital as its business expands, and the Company cannot provide assurances that it will have sufficient working capital to enable it to continue to operate profitably or accomplish the expansion of its business contemplated by its business plan.

(ii) Going Concern. The Holder should review all documents filed by the Company with the SEC, including any financial statements of the Company or its affiliates, which can be located online at www.sec.gov. The Holder hereby affirms that it has relied solely on such public filings of the Company to make its investment decision hereunder and on prior offerings. The Company has generated recurring losses and cash flow deficits from operations since inception and has had to continually borrow and raise equity capital to continue operations. Such losses and cash flow deficits may be indicative of the Company inability to continue to operate as a going concern. The continued

operations of the Company are dependent upon its ability to raise additional capital, obtain additional financing and/or generate positive cash flows from operations. The Company's management believes that it will be successful in obtaining additional financing, from which the proceeds will be primarily used to execute its operating plan. The Company plans to use its available cash to continue the development and execution of its business plan and expand its client base and services. However, the Company can give no assurance that such financing will be available on terms acceptable to the Company, or at all. Should the Company not be successful in obtaining the necessary financing to fund its operations and ultimately achieve adequate profitability and cash flows from operations, the Company would need to curtail certain or all of its operating activities.

(iii) Management's Discretion in Allocating Proceeds. Historically, the Company has funded its operations through the sale of promissory notes, other debt instruments and equity. The proceeds from the sale of such notes and other debt instruments have been used to, among other things, compensate employees of the Company and its subsidiaries prior to replenishing the Company's working capital. Because management has the discretion to allocate the proceeds of the sale of any Securities, there can be no assurance that, should management elect to use such proceeds to compensate employees prior to paying other Company expenses, there will be sufficient amounts to meet working capital requirements.

(iv) NFA Complaint, FINRA Inquiries and Risks of Other Potential Regulatory Actions

(A) On March 1, 2013, as a result of an audit commenced in August 2012, the NFA filed a complaint with its Business Conduct Committee against the Company's subsidiary, Global Arena Commodities Corp. ("GACC"), a registered introducing broker and NFA member, and John Piazza, an NFA associate and the president, a principal and a registered associated person of GACC. The complaint generally alleged that GACC and/or John Piazza, as appropriate, acted as a futures commission merchant without maintaining the appropriate registration, failed to ensure that a third party who provided leads and customer referrals to GACC had not used misleading promotional material to generate such leads, failed to conduct adequate due diligence to determine whether an entity with which GACC conducted business required CFTC registration or NFA membership, failed to implement an adequate anti-money laundering program, and committed certain supervisory failures. The action was settled with the NFA in September 2013, resulting in a fine for the Company to the NFA of US$50,000, with no further liability to NFA in relation to the matters raised.

(B) In addition, certain directors, officers, employees and/or registered representatives of the Company's registered broker-dealer subsidiary, Global Arena Capital ("GAC"), have been called before FINRA for on-the-record interviews in connection with certain FINRA inquiries. At this time, GAC's management is unable to determine what will be the ultimate outcome of such inquiries, including whether any formal investigation, proceeding or action will be instituted against GAC or certain of its directors, officers, employees and/or registered representatives relating to allegations of FINRA rule violations, and if so, whether any such investigation, proceeding or action will materially impact the Company's consolidated financial statements.

(v) Restrictions on the Transfer of Certain Securities. The Warrant Shares issuable upon exercise of the Holder's right hereunder will not be registered under the Securities Act or registered or qualified with any state securities regulatory agency. These Securities are restricted under the Securities Act and state securities laws and may not be transferred or sold absent an effective registration statement or an exemption from registration under applicable federal and state securities law. Although shares of our Common Stock currently trade on the OTC Bulletin Board, it is impossible to predict how they will trade in the future or whether there will continue to be an active trading market. Regardless of whether such a trading market exists, the Warrant Shares issuable upon exercise of the Warrants will not be registered under the Securities Act and may not be sold or transferred unless and until such registration has been effected or an exemption from registration is available.

(vi) The Conversion Rate is Arbitrary. The number of shares of Common Stock for which this Warrant may be exercised has been determined solely by the Company based on a number of factors, including how such securities currently trade on the OTC Bulletin Board, financial projections prepared by the Company, the projected capital needs of the Company and the general conditions of the securities markets at the time hereof. It bears no relationship to the earnings or book value of the Company or other recognized criteria of valuation. The Holder should not consider the exercise rate as an indication of the fair market value of the Common Stock.

(vii) The Issuance of a Substantial Number of the Company's Securities Will Likely Negatively Affect

the Market Price of the Company's Common Stock. The future issuance of a substantial number of shares of the Company's Common Stock in the public market, or the perception that such sales could occur, could significantly and negatively affect the market price for the Company's Common Stock. The Company expects that it will likely issue a substantial number of shares of its capital stock pursuant to the conversion of outstanding promissory notes and in subsequent financing transactions in order to fund the Company's operations and the growth of its business. Under these arrangements, the Company may agree to register the shares for resale soon after their issuance. The Company may also issue shares of its capital stock as part of any strategic acquisitions it may engage in or for other business purposes, which would dilute the Holder's interest in the Company's business (assuming the exercise of this Warrant). Also, shares issued in this manner could negatively affect the market price of the Company's Common Stock.

(viii) The Company Does Not Intend to Pay Cash Dividends on Its Common Stock in the Foreseeable Future. Any payment of cash dividends will depend upon the Company's financial condition, results of operations, capital requirements and other factors and will be at the discretion of the Company's board of directors. The Company does not anticipate paying cash dividends on its Common Stock in the foreseeable future. Furthermore, the Company may incur indebtedness that may restrict or prohibit the payment of dividends.

(ix) The Price of the Company's Common Stock May be Volatile, Which May Lead to Losses by Investors. The price of the Company's Common Stock may fluctuate significantly in response to a number of factors, including:

(A) the Company's quarterly operating results;
(B) changes in earnings estimates by analysts and whether the Company's earnings meet or exceed such estimates;
(C) developments in the financial industry;
(D) additions or departures of key personnel; and
(E) other events or factors that may be beyond the Company's control.

Volatility in the market price of the Company's Securities could lead to claims against the Company. Defending these claims could result in significant litigation costs and a diversion of the Company's management's attention and resources.

(x) Developments in Market and Economic Conditions Adversely Affected, and May in the Future Adversely Affect, the Company's Business and Profitability. Performance in the financial services industry is heavily influenced by the overall strength of economic conditions and financial market activity, which generally have a direct and material impact on the Company's results of operations and financial condition. Beginning in 2007, significant weakness and volatility in the credit markets spread to the broader financial markets and affected global economic growth, leading to a recession in the United States and/or other significantly unfavorable economic and market dynamics. It is difficult to predict how long the uncertain and unfavorable market and economic conditions will continue, whether contagion from the global credit crisis will cause market and economic conditions to continue to deteriorate and which of the Company's markets, products and businesses will be adversely affected and to what degree. Uncertain or unfavorable market or economic conditions, or market volatility even in the absence of a downturn, could result in reduced transaction volumes, reduced revenue and reduced profitability in some or all of the Company's principal businesses.

(xi) The Company's Subsidiaries Face Intense Competition.

(A) Aspects of the financial securities business are highly competitive. In the Company's subsidiaries' general brokerage, commodity and investment management activities, the Company competes directly with numerous other firms, many of which are large, well-known firms with substantially greater financial and personnel resources. The Company's subsidiaries compete for financial transactions on the basis of the Company's experience in the industry, its ability to execute transactions and the strength of its relationships with clients. In investment banking activities, the Company's subsidiary competes with large investment banks as well as regional boutique banks that offer services to small- and middle-market companies. The Company's subsidiaries compete for these investment-banking transactions on the basis of the Company relationships with issuers and potential investor and the Company's experience in the industry and transactional fees.

(B) Many of the Company's subsidiaries' competitors for financial services and investment banking

transactions employ extensive advertising and actively solicit potential clients in order to increase business. In addition, brokerage firms compete by furnishing investment research publications to existing clients, the quality and breadth of which are considered important in the development of new business and the retention of existing clients. The Company also competes with a number of smaller regional brokerage firms throughout the United States. In the Company's advisory activities and commodity business, the Company's subsidiaries compete with investment banking and consulting firms on the basis of expertise in their broad variety of industries.

(C) The securities industry has become considerably more concentrated and more competitive, as numerous securities firms have either ceased operations or have been acquired by, or merged into, other firms. In addition, companies not engaged primarily in the securities business, but with substantial financial resources, have acquired securities firms. These developments have increased competition from firms with greater capital resources than the Company possesses. Since the adoption of the Gramm-Leach-Bliley Act of 1999, commercial banks and thrift institutions have been able to engage in traditional brokerage and investment banking services, thus increasing competition in the securities industry and potentially increasing the rate of consolidation in the securities industry. The Company's subsidiaries also compete with other securities firms for successful registered representatives, securities traders and investment bankers. Competition for qualified employees in the financial services industry is intense. The Company's continued ability to compete effectively depends on its ability to attract new employees and to retain and motivate its existing employees.

(xii) The Company is Subject to Government and Industry Regulation.

(A) The Company's business and subsidiaries are subject to extensive regulation applicable to the securities industry in the United States and elsewhere. As a matter of public policy, regulatory bodies in the United States and the rest of the world are charged with safeguarding the integrity of the securities and other financial markets and with protecting the interests of customers participating in those markets. In the United States, the SEC is the federal agency responsible for the administration of the federal securities laws. In general, broker-dealers, registered investment advisors, and commodity companies are required to register with the SEC or the Commodity Futures Trading Commission ("CFTC") and/or become members of the Financial Industry Regulatory Authority ("FINRA") or National Futures Association ("NFA"), which are self-regulatory organizations. Specifically, the Company's subsidiary, Global Arena Capital Corp., is a broker-dealer registered with the SEC and a member of FINRA; its subsidiary, Global Arena Commodities Corp, is registered with the CFTC and a member of the NFA; and its subsidiary, Global Arena Investment Management, is an investment adviser registered with the SEC.

(B) The Company's subsidiaries are also subject to regulation under state law. The federal securities laws prohibit the states from imposing substantive requirements on broker-dealers, investment advisors, and commodity companies who are subject to federal laws that exceed the requirements imposed under federal law. The federal laws, however, generally do not preclude the states from imposing registration requirements on financial service firms that operate within their jurisdiction or from sanctioning financial services firms who have engaged in misconduct.

(C) The SEC, CFTC, self-regulatory organizations, and state regulatory agencies may conduct administrative proceedings in connection with alleged violations of applicable laws or rules, which can result in censure, fine, the issuance of cease-and-desist orders, or the suspension or expulsion of a broker-dealer, investment advisor and commodity company registrations or licenses, including those of their directors, officers, employees or representatives. The adoption of new laws or rules, or changes in the interpretation or enforcement of existing laws and rules, may directly affect the mode of operation and profitability of the Company as well as its subsidiaries.

(xiii) The Company May Make Strategic Acquisitions or Divest or Exit Existing Businesses, Which Could Cause the Company to Incur Unforeseen Expense and Have Disruptive Effects On Our Business But May Not Yield the Benefits the Company Expects. The Company expects to grow through corporate development activities that include acquisitions. Any corporate development activity that the Company determines to pursue will be accompanied by a number of risks. After the Company announces or completes a transaction, the Company's share price could decline if investors view the transaction as too costly or unlikely to improve its competitive position. Costs or difficulties relating to a transaction, including integration of products, employees, technology systems, accounting systems and management controls, may be difficult to predict accurately and be greater than expected causing our estimates to differ from actual results. We may be unable to retain key personnel after the transaction, and the transaction may impair relationships with customers and business partners. These difficulties could disrupt the

Company's ongoing business, increase the Company's expenses and adversely affect the Company's operating results and financial condition. In addition, the Company may be unable to achieve anticipated benefits and synergies from the transaction as fully as expected or within the expected time frame. Divestitures or elimination of existing businesses or products could have similar effects.

(xiv) The Company May Not be Able to Effectively Manage its Anticipated Growth. In order for the Company to accommodate anticipated growth and to compete effectively in its industry, the Company will need to continue to implement and improve its operations on a timely basis, as well as expand, motivate and manage its personnel. Successful implementation of the Company's strategy also requires that it recruit additional key employees in management, supervision, operations and sales as the need arises. The Company cannot assure the Holder that the Company's personnel, systems, procedures and controls will be adequate to support the Company's existing and future operations. Any failure to implement and improve such operations could have a material adverse effect on the Company's business, operating results and financial condition.

(xv) The Company's Growth Depends on its Ability to Expand its Client Base, Which is Unproven. The Company's growth depends upon its ability to undertake sales with existing clientele and to expand sales nationally with new clients. The Company cannot assure the Holder that the Company's efforts to increase and expand sales can be accomplished on a profitable basis. The Company's expansion will depend on a number of factors, including some over which the Company has no control whatsoever (such as market conditions and the actions or omissions of third parties). If the Company fails to expand its clients and sales in a timely manner, such failure would have a material adverse effect on the Company's business, operating results and financial condition.

(xvi) The Growth of Electronic Trading and the Introduction of New Technology May Adversely Affect the Company's Business and May Increase Competition. Technology is fundamental to the Company's industry. The growth of electronic trading and the introduction of new technologies is changing the Company's businesses and presenting it with new challenges. Securities, futures and options transactions are increasingly occurring electronically and through other alternative trading systems, and it appears that the trend toward alternative trading systems will continue and probably accelerate. Some of these alternative-trading systems compete with the Company's brokerage business, and the Company may experience continued competitive pressures in this and other areas. In addition, the increased use by the Company's clients of low-cost electronic trading systems and direct electronic access to trading markets could cause a reduction in commissions and spreads.

(xvii) The Volume of Anticipated Investment Banking Revenues May Differ From Actual Results. The completion of anticipated investment banking transactions in the Company's subsidiary pipeline is uncertain and beyond the Company's control, and the Company's investment banking revenue is typically earned upon the successful completion of a transaction. In most cases the Company receives little or no payment for investment banking engagements that do not result in the successful completion of a transaction. For example, a client's acquisition transaction may be delayed or terminated because of a failure to agree upon final terms with the counterparty, failure to obtain necessary regulatory consents or board or stockholder approvals, failure to secure necessary financing, adverse market conditions or unexpected financial or other problems in the client's or counterparty's business. If the parties fail to complete a transaction on which the Company is advising or an offering in which the Company is participating, the Company will earn little or no revenue from the transaction. Accordingly, the Company's business is highly dependent on market conditions as well as the decisions and actions of the Company's clients and interested third parties, and the number of engagements the Company has at any given time (and any characterization or description of the Company's deal pipeline) is subject to change and may not necessarily result in future revenues.

(xviii) Financing and Advisory Services Engagements are Individual in Nature and Do Not Generally Provide for Subsequent Engagements. Even though the Company's subsidiaries work to represent clients at every stage of their lifecycle, such subsidiaries are typically retained on a short-term, engagement-by-engagement basis in connection with specific capital markets or mergers and acquisitions transactions. In particular, revenues related to mergers and acquisitions transactions tend to be "lumpy" from quarter to quarter due to the one-time nature of the transaction and the size of the fee. As a result, high activity levels in any period are not necessarily indicative of continued high levels of activity in any subsequent period. If the Company's subsidiaries are unable to generate a substantial number of new engagements and generate fees from the successful completion of those transactions, the Company's business and results of operations will likely be adversely affected.

(xix) Underwriting Activities May Place the Company's Capital at Risk. The Company's subsidiaries may incur losses and be subject to reputational harm to the extent that, for any reason, they are unable to sell securities they may purchase as an underwriter at the anticipated price levels. As an underwriter, they also are subject to heightened standards regarding liability for material misstatements or omissions in prospectuses and other offering documents relating to offerings they underwrite. In addition, if the Company's subsidiaries engage in underwriting, they may purchase large blocks of stock from issuers or significant stockholders, and block trades increasingly are being effected without an opportunity to pre-market the transaction, which increases the risk that they may be unable to resell the purchased securities at favorable prices. These factors may result in losses to the Company even when economic and market conditions are generally favorable for others in the Company's industry.

(xx) An Inability to Readily Divest or Transfer Trading Positions May Result in Financial Losses to the Company's Business. The Company's subsidiaries do not currently hold funds or securities for their customers or with respect to proprietary trading actives; however, they may choose to do so in the future. Timely divestiture or transfer of the Company's trading positions, including equity, fixed income and other securities positions, can be impaired by decreased trading volume, increased price volatility, rapid changes in interest rates, concentrated trading positions, limitations on the ability to transfer positions in highly specialized or structured transactions and changes in industry and government regulations. This is true for both customer transactions that the Company facilitates as agent as well as proprietary trading positions that the Company's subsidiaries may maintain. The value may decline as a result of many factors, including issuer-specific, market or geopolitical events. Changing market conditions also are increasing the risks associated with trading positions, which could adversely affect the Company's business and the Company's overall results of operations from its subsidiaries.

(xxi) Asset Management Revenue May Vary Based on Investment Performance & Market & Economic Factors.

(A) The Company intends to expand its asset management business. Revenues from this business would primarily be derived from management fees, which are based on assets under management. The Company's ability to maintain or increase assets under management is subject to a number of factors, including investors' perception of past performance, market or economic conditions, competition from other fund managers and the Company's ability to negotiate terms with major investors.

(B) Investment performance is one of the most important factors in retaining clients and competing for new asset management business. Poor investment performance and other competitive factors could reduce the Company's revenues and impair its growth in many ways: clients may withdraw funds from the Company's asset management business in favor of better performing products or a different investment style or focus; the Company's capital investments in its investment funds or the capital the Company has committed to new asset management products may diminish in value or may be lost; and the Company's key employees in the business may depart, whether to join a competitor or otherwise.

(C) To the extent our future investment performance is perceived to be poor in either relative or absolute terms, the Company's asset management revenues will likely be reduced and its ability to raise new funds will likely be impaired. Even when market conditions are generally favorable, the Company's investment performance may be adversely affected by its investment style and the particular investments that it makes.

(D) In addition, over the past several years, the size and number of investment funds, including exchange-traded funds, hedge funds and private equity funds, has continued to increase. If this trend continues, it is possible that it will become increasingly difficult for the Company to raise capital for new investment funds or price competition may mean that the Company is unable to maintain its current fee structure.

(xxii) The Company has Experienced Significant Pricing Pressure in Areas of its Business, Which May Impair the Company's Revenues and Profitability. In recent years the Company's subsidiaries have experienced significant pricing pressures on trading margins and commissions in equity and fixed income trading. In the fixed income market, regulatory requirements have resulted in greater price transparency, leading to increased price competition and decreased trading margins. In the equity market, the Company's subsidiaries have experienced increased pricing pressure from institutional clients to reduce commissions, and this pressure has been augmented by the increased use of electronic and direct market access trading, which has created additional competitive downward pressure on trading margins. The trend toward using alternative trading systems is continuing to grow, which may result in decreased commission and trading revenue, reduce participation in the trading markets and the Company's

ability to access market information, and lead to the creation of new and stronger competitors. Institutional clients also have pressured financial services firms to alter "soft dollar" practices under which brokerage firms bundle the cost of trade execution with research products and services. Some institutions are entering into arrangements that separate (or "unbundle") payments for research products or services from sales commissions. These arrangements have increased the competitive pressures on sales commissions. Additional pressure on sales and trading revenue may impair the profitability of the Company's business. The Company believes that price competition and pricing pressures in these and other areas will continue as institutional investors continue to reduce the amounts they are willing to pay, including by reducing the number of brokerage firms they use, and some of the Company's competitors seek to obtain market share by reducing fees, commissions or margins.

(xxiii) The Financial Services Industry and the Markets in Which the Company Operates are Subject to Systemic Risk that Could Adversely Affect the Company's Business and Results. Participants in the financial services industry and markets increasingly are closely interrelated, for example as a result of credit, trading, clearing, technology and other relationships between them. As a result, an adverse development or issue with one participant (such as a default) could spread to others and lead to significant concentrated or market-wide problems (such as defaults, liquidity problems or losses) for other participants, including the Company. This systemic risk has increased in recent years due to factors such as financial industry consolidation, the proliferation of hedge funds, the prevalence of leverage and higher-risk activities, concentration of risk, the increased use of sophisticated and structured financial products, and globalization, resulting in higher vulnerability to market disruptions and spill-over effects (sometimes described as "contagion"). Further, the control and risk management infrastructure of the markets in which the Company's subsidiaries operate often is outpaced by financial innovation and growth in new types of securities, transactions and markets. Systemic risk is inherently difficult to assess and quantify, and its form and magnitude can remain unknown for significant periods of time.

(xxiv) Risk Management Processes May Not Fully Mitigate Exposure to the Various Risks that the Company Faces, Including Market Risk, Liquidity Risk and Credit Risk. The Company's subsidiaries continue to refine their risk management techniques, strategies and assessment methods on an ongoing basis. However, risk management techniques and strategies, both the Company's subsidiaries' and those available to the market generally, may not be fully effective in mitigating the Company's risk exposure in all economic market environments or against all types of risk. For example the Company's subsidiaries might fail to identify or anticipate particular risks that the Company's systems are capable of identifying, or the systems that they use, and that are used within the industry generally, may fail to anticipate certain risks. Some of their strategies for managing risk are based upon the Company's use of observed historical market behavior. Any failures in their risk management techniques and strategies to accurately quantify their risk exposure could limit the Company's ability to manage risks. In addition, any risk management failures could cause the Company's losses to be significantly greater than the historical measures indicate. Further, the Company's risk modeling cannot take all risks into account. The Company's more qualitative approach to managing those risks could prove insufficient, exposing the Company to material unanticipated losses.

(xxv) An Inability to Access Capital Readily or on Terms Favorable to the Company Could Impair the Company's Ability to Fund Operations and Could Jeopardize the Company's Financial Condition.

(A) Liquidity, or ready access to funds, is essential to the Company's subsidiaries' businesses. In the future the Company may need to incur debt or issue equity in order to fund its working capital requirements, as well as to execute its growth initiatives that may include acquisitions and other investments. The Company's access to funding sources could be hindered by many factors, and many of these factors the Company cannot control, such as economic downturns and the disruption of financial markets or negative news about the financial industry generally or the Company specifically. Factors that are specific to the Company's business include the possibility that Holders or investors could develop a negative perception of the Company's long-term or short-term financial prospects, for example if the Company incurred large trading losses or if the level of the Company's business activity decreased due to a market downturn. Similarly, the Company's access to funds may be impaired if regulatory authorities took significant action against the Company, or if the Company discovered that one of its employees had engaged in serious unauthorized or illegal activity.

(B) The Company currently does not have a credit rating, which could adversely affect the Company's liquidity and competitive position by increasing its borrowing costs and limiting access to sources of liquidity that require a credit rating as a condition to providing funds. The Company's liquidity also could be impacted by the Company's engagement in any proprietary trading activities if these activities involve long-term investments and/or

investments in specific markets without liquidity, or the Company's proprietary positions represent significant portions of a specific market, creating liquidity restrictions for the Company's positions.

(xxvi) The Company Relies on key employees in the Execution of the Company's Business Plan, and the Company Would be Adversely Impacted if They Were to Become Unavailable to the Company. The Company believes that its ability to execute its business strategy will depend to a significant extent upon the efforts and abilities of John S. Matthews, the Company' Chairman as well as the officers of the Company's subsidiary companies. If any of the Company's officers were to become unavailable to the Company, the Company's operations would be adversely affected.

(xxvii) The Company's Ability to Attract, Develop and Retain Highly Skilled and Productive Employees is Critical to the Success of the Company's Business. The Company faces intense competition for qualified employees from other businesses in the financial services industry, and the performance of the Company's business may suffer to the extent it is unable to attract and retain employees effectively, particularly given the relatively small size of the Company and its employee base compared to some of its competitors. The primary sources of revenue in each of the Company's business lines are commissions and fees earned on advisory and financing transactions and customer accounts managed by the Company's employees, who are regularly recruited by other firms and in certain cases are able to take their client relationships with them when they change firms. Some specialized areas of the Company's business are operated by a relatively small number of employees, the loss of any of whom could jeopardize the continuation of that business following the employee's departure.

(xxviii) The Company's Outsourced Systems & Services and the Company's Internal Systems are Critical Components of the Company's Operations, and Failure of Those Systems or Other Aspects of the Company's Operations Infrastructure May Disrupt its Business, Cause Financial Loss & Constrain the Company's Growth.

(A) The Company's clearing agents typically transact thousands of securities trades daily across multiple markets on behalf of the Company's customers and other clients. Such agents' data & transaction processing, financial, accounting & other technology & operating systems are essential to this task. A system malfunction or mistake made relating to the processing of transactions on their part could result in financial loss, liability to clients, regulatory intervention and reputational damage on the Company's part & constrain its ability to grow. The Company's subsidiaries also contract with third parties for the Company's data services, which broadcast information to the Company's employees. The Company's subsidiaries contract with other vendors to produce and mail customer statements and to provide other services. In the event that any of these service providers fails to adequately perform or the relationship between the service provider and the Company's subsidiary is terminated, customers may experience a significant disruption in the Company's operations, including the Company's ability to timely and accurately process transactions or maintain complete & accurate records of those transactions.

(B) Adapting or developing our technology systems to meet new regulatory requirements, client needs and an industry demand also is critical for the Company's business. Introduction of new technologies present new challenges on a regular basis. The Company has an ongoing need to upgrade & improve its various technology systems. This need could present operational issues or require significant capital spending. It also may require the Company to make additional investments in technology systems and may require the Company to reevaluate the current value and/or expected useful lives of its technology systems, which could negatively impact its results of operations.

(C) Secure processing, storage and transmission of confidential and other information in the Company's computer systems and networks also is critically important to the Company's business. The Company takes protective measures and endeavors to modify them as circumstances warrant. However, the Company's computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, inadvertent, erroneous or intercepted transmission of information (including e-mail), and other events that could have an information security impact. If one or more of such events occur, this could jeopardize the Company's or its clients' or counterparties' confidential and other information processed and stored in, and transmitted through, the Company's systems and networks, or otherwise cause interruptions or malfunctions in the Company's, the Company's clients', the Company's counterparties' or third parties' operations. The Company may be required to expend significant additional resources to modify its protective measures or to investigate and remediate vulnerabilities or other exposures, and the Company may be subject to litigation and financial losses that are either not insured against or not fully covered through any insurance maintained by the Company.

(D) A disruption in the infrastructure that supports our business due to fire, natural disaster, health emergency (such as a disease pandemic), power or communication failure, act of terrorism or war may affect the Company's ability to service and interact with its clients. If the Company is not able to implement contingency plans effectively, any such disruption could harm its results of operations.

(xxix) The Company's Exposure to Legal Liability is Significant and Could Lead to Substantial Damages. The Company faces significant legal risks in its businesses. These risks include potential liability under securities laws and regulations in connection with investment banking and other securities transactions. The volume and amount of damages claimed in litigation, arbitrations, regulatory enforcement actions and other adversarial proceedings against financial services firms have increased in recent years. The Company's experience has been that adversarial proceedings against financial services firms typically increase during a market downturn. The Company also is subject to claims from disputes with its employees and its former employees under various circumstances. Risks associated with legal liability often are difficult to assess or quantify and their existence and magnitude can remain unknown for significant periods of time, making the amount of legal reserves related to these legal liabilities difficult to determine and subject to future revision. Legal or regulatory matters involving the Company's directors, officers or employees in their individual capacities also may create exposure for the Company because it may be obligated or may choose to indemnify the affected individuals against liabilities and expenses they incur in connection with such matters to the extent permitted under applicable law. In addition, like other financial services companies, the Company may face the possibility of employee fraud or misconduct. The precautions the Company takes to prevent and detect this activity may not be effective in all cases and the Company cannot assure you that it will be able to deter or prevent fraud or misconduct. Exposures from and expenses incurred related to any of the foregoing actions or proceedings could have a negative impact on the Company's results of operations and financial condition. In addition, future results of operations could be adversely affected if reserves relating to these legal liabilities are required to be increased or legal proceedings are resolved in excess of established reserves.

(xxx) The Company May Suffer Losses if its Reputation is Harmed. The Company's ability to attract and retain clients and employees may be diminished to the extent its reputation is damaged. If the Company fails, or is perceived to fail, to address various issues that may give rise to reputational risk, the Company could harm its business prospects. These issues include, but are not limited to, appropriately dealing with market dynamics (such as the current credit crisis), potential conflicts of interest, legal and regulatory requirements, ethical issues, customer privacy, record-keeping, sales and trading practices, and the proper identification of the legal, reputational, credit, liquidity and market risks inherent in the Company's products and services. Failure to appropriately address these issues could give rise to loss of existing or future business, financial loss, and legal or regulatory liability, including complaints, claims and enforcement proceedings against the Company, which could, in turn, subject the Company to fines, judgments and other penalties.

(xxxi) The Application of the "Penny Stock" Rules to the Company's Common Stock Could Limit the Trading and Liquidity of the Common Stock, Adversely Affect the Market Price of the Company's Common Stock and Increase the Company's Transaction Costs to Sell Those Shares. As long as the trading price of the Company's Common Stock is below $5.00 per share, the open-market trading of the Company's Common Stock will be subject to the "penny stock" rules, unless the Company otherwise qualifies for an exemption from the "penny stock" definition. The "penny stock" rules impose additional sales practice requirements on certain broker-dealers who sell securities to persons other than established customers and accredited investors (as defined under SEC Rule 501(a)). These regulations, if they apply, require the delivery, prior to any transaction involving a "penny stock," of a disclosure schedule explaining the "penny stock" market and associated risks. Under these regulations, certain brokers who recommend such securities to persons other than established customers or certain accredited investors must make a special written suitability determination regarding such a purchaser and receive the purchaser's written agreement to a transaction prior to sale. These regulations may have the effect of limiting the trading activity of the Company's Common Stock, reducing the liquidity of an investment in the Company's Common Stock & increasing the transaction costs for sales and purchases of the Company's Common Stock as compared to other securities.

(xxxii) The Market Price for the Company's Common Stock May be Particularly Volatile Given the Company's Status as a Relatively Unknown Company with a Small and Thinly-Traded Public Float that has a Limited Operating History, Which Could Lead to Wide Fluctuations in the Company's Share Price; the Price at Which the Holder Acquires the Common Stock May Not be Indicative of the Price of the Common Stock that Will Prevail in the Trading Market; the Holder May be Unable to Sell its Common Stock At or Above its Purchase Price, Which May

Result in Substantial Losses to the Holder. The market for the Company's Common Stock may be characterized by significant price volatility when compared to seasoned issuers, and the Company expects that its share price could continue to be more volatile than a seasoned issuer for the indefinite future. The potential volatility in the Company's share price is attributable to a number of factors. First, as noted above, the Company's shares of Common Stock may be sporadically and thinly traded. As a consequence of this lack of liquidity, the trading of relatively small quantities of shares by the Company's stockholders may disproportionately influence the price of those shares in either direction. The price for the Company's shares could, for example, decline precipitously in the event that a large number of the Company's shares of Common Stock are sold on the market without commensurate demand, as compared to a seasoned issuer which could better absorb those sales without adverse impact on its share price. Second, the Company is a speculative or "risky" investment due to its limited operating history and uncertainty of future market acceptance for its services. As a consequence of this enhanced risk, more risk averse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their Securities on the market more quickly and at greater discounts than would be the case with the stock of a seasoned issuer. Many of these factors will be beyond the Company's control and may decrease the market price of the Company's Common Stock, regardless of the Company's operating performance. The Company cannot make any predictions or projections as to what the prevailing market price for its Common Stock will be at any time, including as to whether shares of its Common Stock will sustain market prices at or near the purchase price paid by the Holder upon exercise of this Warrant, or as to what effect that the sale of shares or the availability of shares for sale at any time will have on the prevailing market price.

(xxxiii) The Company's Stock Price May Fluctuate as a Result of Several Factors, Including but not Limited to Changes in the Company's Revenues and Operating Results. The Company has experienced, and expects to experience in the future, fluctuations in the market price of its Common Stock due to factors that relate to the nature of the Company's business, including but not limited to changes in the Company's revenues and operating results. The Company's business, by its nature, does not produce steady and predictable earnings on a quarterly basis, which causes fluctuations in the Company's stock price that may be significant. Other factors that may affect the Company's stock price include changes in or news related to economic or market events or conditions, changes in competitive conditions in the securities industry, developments in regulation affecting the Company's business, failure to meet the expectations of market analysts and changes in recommendations or outlooks by market analysts.

(xxxiv) The Company's Executive Officers, Directors and Insider Stockholders, and Parties Related to Them, Own or Control a Significant Portion of the Company's Outstanding Common Stock, Which May Limit the Holder's Ability and the Ability of the Company's Other Stockholders, Whether Acting Alone or Together, to Propose or Direct the Management or Overall Direction of the Company. Additionally, this Concentration of Ownership Could Discourage or Prevent a Potential Takeover That Might Otherwise Result in Receiving a Premium Over the Market Price of the Holder's Securities. A significant portion of the Company's outstanding Common Stock are owned and controlled by insiders, including the Company's directors and executive officers, and relatives of such persons. Such substantial control may adversely affect the price of the Company's Common Stock. The Company's principal stockholders may be able to influence matters requiring approval by the Company's stockholders, including the election of directors, mergers or other business combinations. Such substantial control may also make it difficult for the Company's stockholders to receive a premium for their shares of the Company's Common Stock in the event the Company merges with a third party or enters into different transactions which require stockholder approval. These provisions could also limit the price that investors might be willing to pay in the future for shares of the Company's Common Stock. In addition, certain provisions of Delaware corporate law could have the effect of making it more difficult or more expensive for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company. Accordingly, the existing principal stockholders together with the Company's directors and executive officers will have the power to control the election of the Company's directors and the approval of actions for which the approval of the Company's stockholders is required. If the Holder acquires shares, it may have no effective voice in the management of the Company.

(xxxv) Failure to Achieve and Maintain Effective Internal Controls in Accordance With Section 404 of the Sarbanes-Oxley Act of 2002 Could Prevent the Company From Producing Reliable Financial Reports or Identifying Fraud; In Addition, Stockholders Could Lose Confidence in the Company's Financial Reporting, Which Would Have an Adverse Effect on the Company's Stock Price.

(A) Effective internal controls are necessary for the Company to provide reliable financial reports and effectively prevent fraud, and a lack of effective controls could preclude the Company from accompanying these

critical functions. The Company will be required to document and test its internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, which requires annual management assessments of the effectiveness of the Company's internal controls over financial reporting. Because the Company is neither a "large accelerated filer" nor an "accelerated filer" as defined under SEC Rule 12b-2, the Company is not required to have the registered public accounting firm that prepares or issues its audit report to attest to or report on such management assessment. Although the Company intends to augment its internal controls procedures & expand its accounting staff, the Company cannot guarantee that this will occur or that such augmentation and expansion will be sufficient.

(B) During the course of the Company's testing, the Company may identify deficiencies, which it may not be able to remediate in time to meet the deadline imposed by the Sarbanes-Oxley Act for compliance with the requirements of Section 404. In addition, if the Company fails to maintain the adequacy of the Company's internal accounting controls, as such standards are modified, supplemented or amended from time to time, the Company may not be able to ensure that it can conclude on an ongoing basis that it will have effective internal controls over financial reporting in accordance with Section 404. Failure to achieve and maintain an effective internal control environment could cause the Company to face regulatory action or cause investors to lose confidence in the Company's reported financial information, either of which could adversely affect the Company's stock price.

8. **Loss, Theft, Destruction or Mutilation**. Upon receipt by the Company of evidence satisfactory to it, in the exercise of its reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof, without expense to the Holder, a new Warrant of like tenor dated the date hereof.

9. **Warrant Holder Not a Stockholder**. The Holder of this Warrant, as such, shall not be entitled by reason of this Warrant to any rights whatsoever as a stockholder of the Company, including but not limited to voting rights.

10. **Notices**. Any notice provided for in this Warrant must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested), or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

If to the Company:

Global Arena Holding, Inc.
555 Madison Ave., 12th Fl.
New York, New York 10022
Attention: CEO

If to the Holder:

To the address of such Holder set forth on the books and records of the Company.

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Warrant will be deemed to have been given (a) if personally delivered, upon such delivery, (b) if mailed, five days after deposit in the U.S. mail, or (c) if sent by reputable overnight courier service, one business day after such service acknowledges receipt of the notice.

11. **Choice of Law**. THIS WARRANT IS ISSUED UNDER AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES.

12. **Submission to Jurisdiction**. EACH OF THE HOLDER AND THE COMPANY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW CASTLE, STATE OF DELAWARE, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT AND AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE HOLDER AND THE COMPANY ALSO AGREE NOT TO BRING ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT IN ANY OTHER

COURT. EACH OF THE PARTIES WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO.

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed on its behalf, in its corporate name and by a duly authorized officer, as of this 29th day of November 2013.

GLOBAL ARENA HOLDING, INC.

By: Josh Winkler

Name: Joshua Winkler

Title: CEO

EXHIBIT A-1

SUBSCRIPTION FORM

Global Arena Holding, Inc.
555 Madison Ave., 12th Fl.
New York, NY 10022
Attention: CEO

The undersigned hereby (1) irrevocably elects to exercise his, her or its rights to purchase ___________ shares of Company's Common Stock, par value $0.001 per share ("**Common Stock**"), covered by the attached Warrant, (2) makes payment in full of the purchase price therefore by enclosure of cash, a certified check or bank draft, or confirmation of payment (3) requests that certificates for such shares of Common Stock be issued (or if such shares of Common Stock are uncertificated and maintained in book-entry form, such shares of Common Stock be registered on the stock transfer books of the Company), recorded in the name of:

(Please print the Warrant holder's name, address and Social Security/Tax Identification Number)

____

____

____

and (4) if such number of shares of Common Stock shall not be all the shares receivable upon exercise of the attached Warrant, requests that a new Warrant for the balance of the shares covered by the attached Warrant be registered in the name of, and delivered to:

(Please print name, address and Social Security/Tax Identification Number)

____

____

____

In lieu of receipt of a fractional share of Common Stock, the undersigned will receive a check representing payment therefor.

Dated: ____________________

____
PRINT WARRANT HOLDER NAME

____
Name:
Title:

Witness:

____

EXHIBIT A-2

ASSIGNMENT FORM

Global Arena Holding, Inc.
555 Madison Ave., 12th Fl.
New York, New York 10022
Attention: CEO

FOR VALUE RECEIVED, ____ hereby sells, assigns and transfers unto

(Please print assignee's name, address and Social Security/Tax Identification Number)

____

____

____

the right to purchase the Common Stock, at a purchase price of $_______ per share, of Global Arena Holding, Inc., a Delaware corporation, represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________________________, Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated: ____________________

____
PRINT WARRANT HOLDER NAME

____
Name:
Title:

Witness:

____